OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
Supplement Dated January 5, 1996 to the
Prospectus dated November 24, 1995

The following changes are made to the Prospectus:

1. The name "Oppenheimer Management Corporation" is changed to "OppenheimerFunds, Inc." in the fourth sentence of the first paragraph of "Expenses," "Expenses - Annual Fund Operating Expenses," "A Brief Overview of the Fund - Who Manages the Fund," "Investment Management Agreement," and the back cover page of the Prospectus. The name "Oppenheimer Funds Distributor, Inc." is changed to "OppenheimerFunds Distributor, Inc." in "How to Buy Shares - Buying Shares Through the Distributor" and the back cover page of the Prospectus. The name "Oppenheimer Shareholder Services" is changed to "OppenheimerFunds Services" on the front and back cover pages of the Prospectus, in "Shareholder Account Rules and Policies - Transfer Agent and Shareholder Servicing Agent," "Additional Information -
 Transfer Agent and Shareholder Servicing Agent" and in "How to Sell Shares - Selling Shares by Mail."











January 5, 1996                                PS0236.002